EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the First Amended Quarterly Report of Green Automotive Company (the “Company”) on Form 10-Q/A for the quarter ended September 30, 2013, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Ian Hobday, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 31, 2013
/s/ Ian Hobday
	By:	Ian Hobday
	Its:	Chief Executive Officer (Principal Officer of the Company)

A signed original of this written statement required by Section 906 has been provided to Green Automotive Company and will be retained by Green Automotive Company and furnished to the Securities and Exchange Commission or its staff upon request.